FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED NOVEMBER 1, 2000


Available Amount to Note Holders:                                                                  4,119,527.21

Disbursements from Collection Account: Section 3.04(b) of the Servicing Agreement

(i)       Initial Unpaid Amounts inadvertently deposited in Collection Account                               --

(ii)      Indemnity Payments paid inadvertently deposited in Collection Account                              --

(iii)     Aggregate of:

          (a) Unreimbursed Servicer Advances                                                         479,088.36

          (b) Servicer Fees from current and prior Collection Period                                  25,558.00

          (c) Servicing Charges inadvertently deposited in Collection Account                                --

(iv)      Current and unpaid Back-up Servicing Fees                                                    1,022.32

(v)       Premium Amount due on Payment Date and unpaid Premium Amounts                                6,394.84

          Adjustment to prior month premium amount                                                           --

(vi)      Indenture Trustee Fee due on Payment Date and unpaid Indenture Trustee Fees                    291.67

(vii)     Reimbursable Trustee Expenses pre 7.07(a)(ii)                                                      --

(viii)    Class A-1 through A-4 Note Interest on a pari passu basis:

          Class A-1 Note Interest                                                                            --

          Adjustment to prior month Class A-1 Note Interest                                                  --

          Class A-2 Note Interest                                                                            --

          Class A-3 Note Interest                                                                     87,708.93

          Class A-4 Note Interest                                                                    202,342.75

(ix)      Class B-1 Note Interest                                                                      6,836.72

(x)       Letter of Credit Bank Fee and unpaid amounts                                                   546.14

(xi)      Class B-2 Note Interest                                                                      6,404.77

(xii)     Class A-1 through A-4 Principal Distribution Amount:

          Class A-1 Principal Distribution Amount                                                            --

          Class A-2 Principal Distribution Amount                                                            --

          Class A-3 Principal Distribution Amount                                                  3,018,099.81

          Class A-4 Principal Distribution Amount                                                            --

(xiii)    Note Insurer Reimbursement Amount                                                                  --

(xiv)     Class B-1 Base Principal Distribution Amount plus Class B-1 Overdue Principal               65,610.87

(xv)      Class B-2 Base Principal Distribution Amount plus Class B-2 Overdue Principal               65,610.87

(xvi)     Letter of Credit Reimbursement Amount                                                              --

(xvii)    Class B-3 Note Interest                                                                      6,950.91

(xviii)   Class B-3 Base Principal Distribution Amount plus Class B-3 Overdue Principal               65,610.87

(xix)     Excess Indenture Trustee Expenses over those permitted by Section 7.07(a)(ii)                      --

(xx)      Letter of Credit Additional Reimbursement Amount                                                   --

(xxi)     Other Amounts Due Servicer under Servicing Agreement                                               --

(xxii)    Remaining Amount to Residual Holder                                                                --

          Additional Principal Distribution Amount to Noteholders

          Class A-1 additional Principal Distribution Amount                                                 --

          Class A-2 additional Principal Distribution Amount                                                 --

          Class A-3 additional Principal Distribution Amount                                          76,462.69

          Class A-4 additional Principal Distribution Amount                                                 --

          Class B-1 additional Principal Distribution Amount                                           1,662.23

          Class B-2 additional Principal Distribution Amount                                           1,662.23

          Class B-3 additional Principal Distribution Amount                                           1,662.23


          Reviewed By:

          -------------------------------
          SANDY B. HO
          EXECUTIVE VICE PRESIDENT & CFO

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - NOTE BALANCE ROLLFORWARD
COLLECTION PERIOD ENDED NOVEMBER 1, 2000


                        Initial          Beginning          Base          Additional       Total           Ending         Ending
                       Principal         Principal       Principal        Principal       Principal       Principal    Certificate
     Class              Balance           Balance       Distribution     Distribution    Distribution      Balance        Factor
----------------     --------------    -------------   --------------    ------------    ------------   -------------  -----------
 Class A-1            32,998,000.00               --               --              --              --              --    0.0000000
 Class A-2            85,479,000.00               --               --              --              --              --    0.0000000
 Class A-3            51,527,000.00    16,574,915.91     3,018,099.81       76,462.69    3,094,562.50   13,480,353.41    0.2616173
 Class A-4            38,238,000.00    38,238,000.00               --              --              --   38,238,000.00    1.0000000
                     --------------    -------------   --------------    ------------    ------------   -------------    ---------
 Total Class A       208,242,000.00    54,812,915.91     3,018,099.81       76,462.69    3,094,562.50   51,718,353.41    0.2483570
 Class B-1             4,527,000.00     1,191,585.13        65,610.87        1,662.23       67,273.10    1,124,312.03    0.2483570
 Class B-2             4,527,000.00     1,191,585.13        65,610.87        1,662.23       67,273.10    1,124,312.03    0.2483570
 Class B-3             4,527,000.00     1,191,585.13        65,610.87        1,662.23       67,273.10    1,124,312.03    0.2483570
                     --------------    -------------   --------------    ------------    ------------   -------------
 Total               221,823,000.00    58,387,671.31     3,214,932.40       81,449.39    3,296,381.80   55,091,289.51

                                             ADCPB at end of Collection Period                          58,058,652.79
                                                                                                        -------------
                               Excess of ending ADCPB over ending note balance                           2,967,363.28
                                                                         Floor                           4,527,025.86
                                                                                                        -------------
                                                                    Difference                          (1,559,662.58)

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED NOVEMBER 1, 2000

AVAILABLE FUNDS
        Collection Account balance, as of October 31, 2000                                   2,321,317.61
        Investment earnings on amounts in Collection Account                                     9,301.09
        Payments due Collection Account from last 3 business days of Collection Period         612,418.71
        Additional contribution for terminated trade-ups and rebooked leases                           --
        Servicer Advance on current Determination Date                                       1,176,489.80
                                                                                             ------------
        Available Funds on Payment Date                                                      4,119,527.21

INITIAL UNPAID AMOUNTS INADVERTENTLY DEPOSITED IN COLLECTION ACCOUNT                                   --
                                                                                             ------------
REMAINING AVAILABLE FUNDS                                                                    4,119,527.21

INDEMNITY PAYMENTS PAID INADVERTENTLY DEPOSITED IN COLLECTION ACCOUNT                                  --
                                                                                             ------------
REMAINING AVAILABLE FUNDS                                                                    4,119,527.21

UNREIMBURSED SERVICER ADVANCES
        Unreimbursed Servicer Advances due                                                     479,088.36
        Unreimbursed Servicer Advances paid                                                    479,088.36
                                                                                             ------------
        Unreimbursed Servicer Advances remaining unpaid                                                --
                                                                                             ------------
REMAINING AVAILABLE FUNDS                                                                    3,640,438.85

SERVICER FEES
        Servicer Fees due                                                                       25,558.00
        Servicer Fees paid                                                                      25,558.00
                                                                                             ------------
        Servicer Fees remaining unpaid                                                                 --
                                                                                             ------------
REMAINING AVAILABLE FUNDS                                                                    3,614,880.85

SERVICER CHARGES INADVERTENTLY DEPOSITED IN COLLECTION ACCOUNT                                         --
                                                                                             ------------
REMAINING AVAILABLE FUNDS                                                                    3,614,880.85

BACK-UP SERVICER FEES
        Back-up Servicer Fees due                                                                1,022.32
        Back-up Servicer Fees paid                                                               1,022.32
                                                                                             ------------
        Back-up Servicer Fees remaining unpaid                                                         --
                                                                                             ------------
REMAINING AVAILABLE FUNDS                                                                    3,613,858.53

PREMIUM AMOUNT
        Premium Amount due                                                                       6,394.84
        Premium Amount paid                                                                      6,394.84
                                                                                             ------------
        Premium Amount remaining unpaid                                                                --
                                                                                             ------------
REMAINING AVAILABLE FUNDS                                                                    3,607,463.69

INDENTURE TRUSTEE FEE DUE ON PAYMENT DATE AND UNPAID INDENTURE TRUSTEE FEES
        Indenture Trustee Fee due                                                                  291.67
        Indenture Trustee Fee paid                                                                 291.67
                                                                                             ------------
        Indenture Trustee Fee remaining unpaid                                                         --
                                                                                             ------------
REMAINING AVAILABLE FUNDS                                                                    3,607,172.02

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED NOVEMBER 1, 2000

REIMBURSABLE TRUSTEE EXPENSES PER 7.07(A)(II)
        Total Indenture Trustee Expenses due                                                 --
        Cap on Indenture Trustee Expenses per 7.07 (a)(ii)                            75,000.00
                                                                                  -------------
        Total Indenture Trustee Expenses paid                                                --
                                                                                  -------------
        Indenture Trustee Expenses unpaid                                                    --
REMAINING AVAILABLE FUNDS                                                          3,607,172.02

CLASS A-1 THROUGH A-4 NOTE INTEREST ON A PARI PASSU BASIS:
        Class A-1 Note Interest                                                              --
        Class A-2 Note Interest                                                              --
        Class A-3 Note Interest                                                       87,708.93
        Class A-4 Note Interest                                                      202,342.75
                                                                                  -------------
        Total Class A Interest due                                                   290,051.68
                                                                                  -------------
REMAINING AVAILABLE FUNDS                                                          3,317,120.34

CLASS B-1 NOTE INTEREST
        Class B-1 Note Interest due                                                    6,836.72
        Class B-1 Note Interest paid                                                   6,836.72
                                                                                  -------------
        Class B-1 Note Interest remaining unpaid                                             --
                                                                                  -------------
REMAINING AVAILABLE FUNDS                                                          3,310,283.62

LETTER OF CREDIT BANK FEE AND UNPAID AMOUNTS
        Letter of Credit Bank Fee due                                                    546.14
        Letter of Credit Bank Fee paid                                                   546.14
                                                                                  -------------
        Letter of Credit Bank Fee remaining unpaid                                           --
                                                                                  -------------
REMAINING AVAILABLE FUNDS                                                          3,309,737.48

CLASS B-2 NOTE INTEREST
        Class B-2 Note Interest due                                                    6,404.77
        Class B-2 Note Interest paid                                                   6,404.77
                                                                                  -------------
        Class B-2 Note Interest remaining unpaid                                             --
                                                                                  -------------
REMAINING AVAILABLE FUNDS                                                          3,303,332.71

CLASS A BASE PRINCIPAL DISTRIBUTION
        Class A Base Principal Distribution Amount due                             3,018,099.81
        Class A Note Principal Balance as of preceding Payment Date               54,812,915.91
                                                                                  -------------
        Class A Base Principal Distribution Amount paid                            3,018,099.81
                                                                                  -------------
        Class A Base Principal Distribution Amount remaining unpaid                          --

        Class A-1 Note Principal Balance as of preceding Payment Date                        --
        Class A-1 Base Principal Distribution Amount paid                                    --
                                                                                  -------------
        Class A-1 Note Principal Balance after distribution on Payment Date                  --
                                                                                  -------------

        Remaining Class A Base Principal Distribution Amount                       3,018,099.81
                                                                                  -------------

        Class A-2 Note Principal Balance as of preceding Payment Date                        --

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED NOVEMBER 1, 2000

        Class A-2 Base Principal Distribution Amount paid                                    --
                                                                                  -------------
        Class A-2 Note Principal Balance after distribution on Payment Date                  --

        Remaining Class A Base Principal Distribution Amount                       3,018,099.81
                                                                                  -------------

        Class A-3 Note Principal Balance as of preceding Payment Date             16,574,915.91
        Class A-3 Base Principal Distribution Amount paid                          3,018,099.81
                                                                                  -------------
        Class A-3 Note Principal Balance after distribution on Payment Date       13,556,816.10

        Remaining Class A Base Principal Distribution Amount                                 --
                                                                                  -------------

        Class A-4 Note Principal Balance as of preceding Payment Date             38,238,000.00
        Class A-4 Base Principal Distribution Amount paid                                    --
                                                                                  -------------
        Class A-4 Note Principal Balance after distribution on Payment Date       38,238,000.00

REMAINING AVAILABLE FUNDS                                                            285,232.90

NOTE INSURER REIMBURSEMENT AMOUNT
        Note Insurer Reimbursement Amount due                                                --
        Note Insurer Reimbursement Amount paid                                               --
                                                                                  -------------
        Note Insurer Reimbursement Amount remaining unpaid                                   --
REMAINING AVAILABLE FUNDS                                                            285,232.90

CLASS B-1 BASE PRINCIPAL DISTRIBUTION
        Class B-1 Note Principal Balance as of preceding Payment Date              1,191,585.13
        Class B-1 Base Principal Distribution due                                     65,610.87
        Class B-1 Base Principal Distribution paid                                    65,610.87
                                                                                  -------------
        Class B-1 Base Principal Distribution remaining unpaid                               --
        Class B-1 Note Principal Balance after distribution on Payment Date        1,125,974.27
REMAINING AVAILABLE FUNDS                                                            219,622.04

CLASS B-2 BASE PRINCIPAL DISTRIBUTION
        Class B-2 Note Principal Balance as of preceding Payment Date              1,191,585.13
        Class B-2 Base Principal Distribution due                                     65,610.87
        Class B-2 Base Principal Distribution paid                                    65,610.87
                                                                                  -------------
        Class B-2 Base Principal Distribution remaining unpaid                               --
        Class B-2 Note Principal Balance after distribution on Payment Date        1,125,974.27
REMAINING AVAILABLE FUNDS                                                            154,011.17

LETTER OF CREDIT REIMBURSEMENT AMOUNT
        Letter of Credit Reimbursement Amount due                                            --
        Letter of Credit Reimbursement Amount paid                                           --
                                                                                  -------------
        Letter of Credit Reimbursement Amount remaining unpaid                               --
REMAINING AVAILABLE FUNDS                                                            154,011.17

CLASS B-3 NOTE INTEREST
        Class B-3 Note Interest due                                                    6,950.91
        Class B-3 Note Interest paid                                                   6,950.91
                                                                                  -------------


FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED NOVEMBER 1, 2000

        Class B-3 Note Interest remaining unpaid                                                 --
                                                                                     --------------
REMAINING AVAILABLE FUNDS                                                                147,060.26

CLASS B-3 BASE PRINCIPAL DISTRIBUTION
        Class B-3 Note Principal Balance as of preceding Payment Date                  1,191,585.13
        Class B-3 Base Principal Distribution due                                         65,610.87
        Class B-3 Base Principal Distribution paid                                        65,610.87
                                                                                     --------------
        Class B-3 Base Principal Distribution remaining unpaid                                   --
        Class B-3 Note Principal Balance after distribution on Payment Date            1,125,974.27
REMAINING AVAILABLE FUNDS                                                                 81,449.39

INDENTURE TRUSTEE EXPENSES IN EXCESS OF SECTION 7.07(a)(ii)
        Indenture Trustee Expenses unpaid per above                                              --
        Remaining Indenture Trustee Expenses paid                                                --
                                                                                     --------------
        Remaining Indenture Trustee Expenses unpaid                                              --
REMAINING AVAILABLE FUNDS                                                                 81,449.39

ADDITIONAL LETTER OF CREDIT REIMBURSEMENT AMOUNT
        Additional Letter of Credit Reimbursement Amount due                                     --
        Additional Letter of Credit Reimbursement Amount paid                                    --
                                                                                     --------------
        Additional Letter of Credit Reimbursement Amount remaining unpaid                        --
REMAINING AVAILABLE FUNDS                                                                 81,449.39

OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
        Other Amounts Due Servicer under Servicing Agreement due                                 --
        Other Amounts Due Servicer under Servicing Agreement paid                                --
                                                                                     --------------
        Other Amounts Due Servicer under Servicing Agreement remaining unpaid                    --
REMAINING AVAILABLE FUNDS                                                                 81,449.39

DIFFERENCE BETWEEN EXCESS OF ADCPB OVER ENDING NOTE BALANCES AND FLOOR                 1,641,111.97

AMOUNT PAYABLE TO RESIDUAL HOLDER                                                                --
REMAINING AVAILABLE FUNDS TO NOTE HOLDERS                                                 81,449.39

CLASS A ADDITIONAL PRINCIPAL DISTRIBUTION
        Remaining Available Funds to Note Holders                                         81,449.39
        Adjusted Principal Distribution Sharing Ratio                                        93.878%
                                                                                     --------------
        Additional Principal Distribution to Class A                                      76,462.69

        Class A Note Principal Balance after payment above                            51,794,816.10
                                                                                     --------------
        Class A additional Principal Distribution Amount paid                             76,462.69
                                                                                     --------------
        Excess cash after payment of additional Class A Principal Distribution                   --

        Class A-1 Note Principal Balance after payment above                                     --
        Class A-1 additional Principal Distribution Amount paid                                  --
                                                                                     --------------
        Class A-1 Note Principal Balance after distribution on Payment Date                      --
                                                                                     --------------

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED NOVEMBER 1, 2000

        Remaining Class A additional Principal Distribution Amount                     76,462.69
                                                                                  --------------
        Class A-2 Note Principal Balance after payment above                                  --
        Class A-2 additional Principal Distribution Amount paid                               --
                                                                                  --------------
        Class A-2 Note Principal Balance after distribution on Payment Date                   --

        Remaining Class A additional Principal Distribution Amount                     76,462.69
                                                                                  --------------
        Class A-3 Note Principal Balance after payment above                       13,556,816.10
        Class A-3 additional Principal Distribution Amount paid                        76,462.69
                                                                                  --------------

        Class A-3 Note Principal Balance after distribution on Payment Date        13,480,353.41
        Remaining Class A additional Principal Distribution Amount                            --
                                                                                  --------------

        Class A-4 Note Principal Balance after payment above                       38,238,000.00
        Class A-4 additional Principal Distribution Amount paid                               --
                                                                                  --------------
        Class A-4 Note Principal Balance after distribution on Payment Date        38,238,000.00

CLASS B-1 ADDITIONAL PRINCIPAL DISTRIBUTION
        Remaining Available Funds to Note Holders                                      81,449.39
        Adjusted Principal Distribution Sharing Ratio                                      2.041%
                                                                                  --------------
        Additional Principal Distribution to Class B-1                                  1,662.23

        Class B-1 Note Principal Balance after payment above                        1,125,974.27
        Class B-1 additional Principal Distribution paid                                1,662.23
                                                                                  --------------
        Class B-1 Note Principal Balance after distribution on Payment Date         1,124,312.03

CLASS B-2 ADDITIONAL PRINCIPAL DISTRIBUTION
        Remaining Available Funds to Note Holders                                      81,449.39
        Adjusted Principal Distribution Sharing Ratio                                      2.041%
                                                                                  --------------
        Additional Principal Distribution to Class B-2                                  1,662.23

        Class B-2 Note Principal Balance after payment above                        1,125,974.27
        Class B-2 additional Principal Distribution paid                                1,662.23
                                                                                  --------------
        Class B-2 Note Principal Balance after distribution on Payment Date         1,124,312.03

CLASS B-3 ADDITIONAL PRINCIPAL DISTRIBUTION
        Remaining Available Funds to Note Holders                                      81,449.39
        Adjusted Principal Distribution Sharing Ratio                                      2.041%
                                                                                  --------------
        Additional Principal Distribution to Class B-3                                  1,662.23

        Class B-3 Note Principal Balance after payment above                        1,125,974.27
        Class B-3 additional Principal Distribution paid                                1,662.23
                                                                                  --------------
        Class B-3 Note Principal Balance after distribution on Payment Date         1,124,312.03

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED NOVEMBER 1, 2000


CALCULATION OF BASE PRINCIPAL AMOUNT
         ADCPB, beginning of Collection Period                                            61,339,196.06
         ADCPB, end of Collection Period                                                  58,058,652.79
                                                                                          -------------
         Base Principal Amount                                                             3,280,543.27

UNREIMBURSED SERVICING ADVANCES

         Unreimbursed Servicing Advances from previous Collection Period                   1,555,910.17
         Servicing Advances collected during the current Collection Period                 1,076,821.81
                                                                                          -------------
         Unreimbursed Servicing Advances as of current Determination Date                    479,088.36

CALCULATION OF INTEREST DUE

                     Beginning                              Current                             Total
                     Principal              Interest        Interest             Overdue      Interest
  Class               Balance                 Rate            Due                Interest        Due
---------         -------------             --------       ----------            --------    ----------
Class A-1                    --              5.7325%               --                  --            --
Class A-2                    --              6.3500%               --                  --            --
Class A-3         16,574,915.91              6.3500%        87,708.93                  --     87,708.93
Class A-4         38,238,000.00              6.3500%       202,342.75                  --    202,342.75
Class B-1          1,191,585.13              6.8850%         6,836.72                  --      6,836.72
Class B-2          1,191,585.13              6.4500%         6,404.77                  --      6,404.77
Class B-3          1,191,585.13              7.0000%         6,950.91                  --      6,950.91
                  -------------              ------        ----------            --------    ----------
                  58,387,671.31              6.3762%       310,244.08                  --    310,244.08

CALCULATION OF PRINCIPAL DUE

                     Base                Base                                Total
                   Principal           Principal          Overdue          Principal
  Class           Amount Pct.           Amount           Principal            Due
---------         -----------       ------------       ------------       ------------
Class A             92.0%           3,018,099.81                 --       3,018,099.81
Class B-1            2.0%              65,610.87                 --          65,610.87
Class B-2            2.0%              65,610.87                 --          65,610.87
Class B-3            2.0%              65,610.87                 --          65,610.87
                                    ------------       ------------       ------------
                                    3,214,932.40                 --       3,214,932.40



CALCULATION OF SERVICER FEE

         ADCPB as of the prior Calculation Date         61,339,196.06
         Servicer Fee Rate                                      0.500%
         One-twelfth                                             1/12
                                                        -------------
         Servicer Fee due current period                    25,558.00
         Prior Servicer Fee arrearage                              --
                                                        -------------
         Servicer Fee due                                   25,558.00


CALCULATION OF BACK-UP SERVICER FEE

         ADCPB as of the prior Calculation Date         61,339,196.06
         Back-up Servicer Fee Rate                              0.020%
         One-twelfth                                             1/12
                                                        -------------
         Back-up Servicer Fee due Current Period             1,022.32
         less overpayment from prior period                        --

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED NOVEMBER 1, 2000

         Prior Back-up Servicer Fee Arrearage                                                               --
                                                                                               ---------------
         Back-up Servicer Fee due                                                                     1,022.32


CALCULATION OF PREMIUM AMOUNT
         Class A Principal Amount as of the immediately preceding Collection Period              54,812,915.91
         Premium Rate                                                                                    0.140%
         One-twelfth                                                                                      1/12
                                                                                               ---------------
         Premium Amount due Current Period                                                            6,394.84
         Prior Premium Amount arrearage                                                                     --
                                                                                               ---------------
         Total Premium Amount due                                                                     6,394.84

INDENTURE TRUSTEE FEE (PER PAYMENT DATE)
         Indenture Trustee Fee (per Payment Date)                                                       291.67
         Prior Indenture Trustee Fee arrearage                                                              --
                                                                                               ---------------
         Total Indenture Trustee Fee due                                                                291.67

CALCULATION OF LETTER OF CREDIT BANK FEE
         Total Facility Face Amount (Class B-2 Note Principal Balance as of Deter. Date)          1,191,585.13
         Letter of Credit Bank Fee Rate                                                                   0.55%
         One-twelfth                                                                                      1/12
                                                                                               ---------------
         Letter of Credit Bank Fee due Current Period                                                   546.14
         Letter of Credit Bank Fee arrearage                                                                --
                                                                                               ---------------
         Total Letter of Credit Bank Fee arrearage due                                                  546.14

LETTER OF CREDIT REIMBURSEMENT AMOUNT
         Letter of Credit Reimbursement Amount due current period                                           --
         Prior Letter of Credit Reimbursement Amount arrearage                                              --
                                                                                               ---------------
         Total Letter of Credit Reimbursement Amount due                                                    --

INDENTURE TRUSTEE EXPENSES
         Indenture Trustee Expenses due                                                                     --
         Prior Indenture Trustee Expenses arrearage                                                         --
                                                                                               ---------------
         Total Indenture Trustee Expenses due                                                               --

ADDITIONAL LETTER OF CREDIT REIMBURSEMENT AMOUNT
         Additional Letter of Credit Reimbursement Amount due current period                                --
         Prior Additional Letter of Credit Reimbursement Amount arrearage                                   --
                                                                                               ---------------
         Total Additional Letter of Credit Reimbursement Amount due                                         --

OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
         Other Amounts Due Servicer under Servicing Agreement - current period                              --
         Prior Other Amounts Due Servicer under Servicing Agreement - arrearage                             --
                                                                                               ---------------
         Total Other Amounts Due Servicer under Servicing Agreement                                         --

FLOOR CALCULATION
         Initial ADCPB                                                                          226,351,292.85
         Floor percent                                                                                    2.00%
                                                                                               ---------------

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED NOVEMBER 1, 2000

         Floor                                                                                     4,527,025.86

         ADCPB as of end of immediately preceding Collection Period                               58,058,652.79

         Aggregate Note Balances prior to any payment on current Payment Date                     58,387,671.31
         Payments on payment date prior to application of Floor Amount, if any
         Class A                                                                                   3,018,099.81
         Class B-1                                                                                    65,610.87
         Class B-2                                                                                    65,610.87
         Class B-3                                                                                    65,610.87
                                                                                                  -------------
         Total Base Principal Amount distributions on current payment date                         3,214,932.40
                                                                                                  -------------
         Aggregate Note Balance after payment of Base Principal Amount                            55,172,738.90
                                                                                                  -------------
         Excess of ADCPB over Ending Note Balances                                                 2,885,913.89

         Difference between excess and floor                                                       1,641,111.97

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - TESTS
COLLECTION PERIOD ENDED NOVEMBER 1, 2000


RESTRICTING EVENT DETERMINATION:

                                                                                                    Yes/No
                                                                                                    ------
         A) Event of Servicer Termination (Yes/No)                                                    No
         B) Note Insurer has Made a Payment (Yes/No)                                                  No
         C) Gross Charge Off Event has Occurred (Yes/No)                                              No
         D) Delinquency Trigger Event has Occurred (Yes/No)                                           No

EVENTS OF DEFAULT: SECTION 8.01 OF INDENTURE

                                                                                                    Yes/No
                                                                                                    ------
         A) Failure to distribute to the Noteholders all or part of any payment of Interest required to be made under the terms of such Notes or the
         Indenture when due; and,                                                                     No

         B) Failure to distribute to the Noteholders (x) on any Payment Date, an amount equal to the principal due on the Outstanding Notes as of such
         Payment Date to the extent that sufficient Available Funds are on deposit in the Collection Account of (y) on the Class A-1 Maturity
         Date, the Class A-2 Maturity Date, the Class A-3 Maturity Date,the
         Class A-4 Maturity Date, the Class B-1 Maturity Date, the Class B-2
         Maturity Date, or the Class B-3 Maturity Date, as the case may be, on any remaining principal owed on the outstanding Class A-1 Notes, Class
         A-2 Notes, Class A-3 Notes, Class A-4 Notes, Class B-1 Notes, Class B-2
         Notes, or Class B-3 Notes, as the case may be.                                               No




EVENTS OF SERVICER TERMINATION: SECTION 6.01 OF SERVICING AGREEMENT

 Section                                         Event                                              Yes/No
 -------        ----------------------------------------------------------------------------        ------
6.01(i)         Failure to make payment required                                                      No
6.01(ii)        Failure to submit Monthly Statement                                                   No
6.01(iii)       Failure to Observe Covenants in Servicing Agreement                                   No
6.01(iv)        Servicer consents to appointment of custodian, receiver, etc.                         No
6.01(v)         Servicer files a voluntary petition for bankruptcy                                    No
6.01(vi)        Order of judgement in excess of $500,000                                              No
6.01(vii)       Petition under bankruptcy laws against Servicer is not stayed, withdrawn or
                  dismissed within 60 days                                                            No
6.01(viii)      Assignment by Servicer to a delegate its rights under Servicing Agreement             No
6.01(ix)        Servicer Trigger Event as contained in the Insurance Agreement has occurred.          No

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - TRIGGER ACCOUNT CALCULATIONS
COLLECTION PERIOD ENDED NOVEMBER 1, 2000


Gross Charge Event Calculation:

                                                                 Result
                                                                 ------
       Gross Charge Off Ratio Current Period                     (0.45)%
       Gross Charge Off Ratio Prior Period                       (0.04)%
       Gross Charge Off Ratio Second Prior Period                 1.44%
                                                                  -----
       Average of Gross Charge Off Ratio for Three Periods        0.31%
       Maximum Allowed                                            2.50%

       Gross Charge Off Ratio:

                           ADCPB of                                                          Gross Charge Off Ratio
                        All Defaulted         Less                                                Charge Offs/
                          Contracts        Recoveries       Charge Offs           ADCPB              ADCPB
                       --------------      ----------       -----------       -------------  ----------------------
Current Period             69,340.29        91,217.76       (21,877.47)       58,058,652.79         (0.45)%
Prior Period              230,012.89       232,070.31        (2,057.42)       61,339,196.06         (0.04)%
Second Prior Period       195,175.81       117,999.11        77,176.70        64,517,505.07          1.44%






Delinquency Event Calculation:

                                                   Results
                                                   -------
Delinquency Trigger Ratio Current Period            3.33%
Delinquency Trigger Ratio Prior Period              3.11%
Delinquency Trigger Ratio Second Prior Period       3.05%
                                                    ----
Average of Delinquency Trigger Ratios               3.16%
Maximum Allowed                                     7.50%


       Delinquency Trigger Ratio:

                                A                   B                   A/B
                            ADCPB of            ADCPB of
                       Contract > 30 Days    All Contracts    Delinquency Trigger
                            Past Due        As of Month-End          Ratio:
                       ------------------   ---------------   -------------------
Current Period            1,955,113.27       58,789,727.70           3.33%
Prior Period              1,907,984.83       61,339,196.05           3.11%
Second Prior Period       1,995,388.06       65,461,067.10           3.05%

                             ADCPB     Delinquency Ratio
                          ----------   -----------------
Current                   56,834,614        96.67%
31-60 Days Past Due          943,507         1.60%
61-90 Days Past Due          368,562         0.63%
91+ Days Past Due            643,044         1.09%
                          ----------       ------
TOTAL                     58,789,728       100.00%

Substitution Limits

ADCPB as of Cut-Off Date                       226,351,292.85
Maximum Substitution (10% of Initial)           22,635,129.29

Prior month Cumulative ADCPB Substituted         2,920,404.24
Current month ADCPB Substituted                            --
                                               --------------
Cumulative ADCPB Substituted                     2,920,404.24